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                                                                 ARTHUR ANDERSEN





Office of the Chief Accountant                       Arthur Andersen LLP
Securities and Exchange Commission                   101 Second Street
450 Fifth Street, N.W.                               San Francisco CA 94105-3601
Washington, D.C. 20549
                                                     Tel 415 546 8200

                                                     www.arthurandersen.com


July 24, 2001




Dear Sir/Madam:

We have read the 4 paragraphs of Item 4 included in the Form 8-K dated July 18, 2001 of West Coast Bancorp to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.


Very truly yours,


/s/ ARTHUR ANDERSEN LLP


Copies to:
Messrs. Anders Gitlvedt and Dick Rasmussen
West Coast Bancorp